Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Hilton Resorts Corporation	28 March 2022

HGV Depositor LLC

5323 Millenia Lakes Boulevard, Suite 400

Orlando, Florida 32839

Re:	Hilton Grand Vacations Trust 2022-1D (the “Issuer”)

Timeshare Loan-Backed Notes, Series 2022-1D (the “Notes”)

Sample Timeshare Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by Hilton Resorts Corporation (the “Seller”), HGV Depositor LLC (the “Depositor”), Deutsche Bank Securities Inc. (“Deutsche Bank Securities”), Wells Fargo Securities, LLC, (“Wells Fargo Securities”), Barclays Capital Inc. (“Barclays”) and BofA Securities, Inc. (“BofA Securities,” together with the Seller, Depositor, Deutsche Bank Securities, Wells Fargo Securities and Barclays, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of timeshare loans secured by a security interest in vacation points which confer on the owner thereof the right to use one or more residential units in one or more resorts for varying periods of time (the “Timeshare Loans”) relating to the Issuer’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Seller, on behalf of the Depositor, provided us with, or instructed us to obtain, as applicable:

a.	Electronic data files:

i.

Labeled “HGVT 2022-1D Potential Pool 02.28.22.xlsx” with a tab labeled “Eligible Pool” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Seller, on behalf of the Depositor, indicated contains information relating to a pool of timeshare loans secured by a security interest in vacation points which confer on the owner thereof the right to use one or more residential units in one or more resorts for varying periods of time (the “Initial Timeshare Loans”) as of 28 February 2022 (the “Initial Cut-Off Date”) that the Seller, on behalf of the Depositor, indicated are expected to be representative of the Timeshare Loans,

ii.

Labeled “HGVT 2022-1D Potential Pool 02.28.22.xlsx” with a tab labeled “Eligible Pool” and the corresponding record layout and decode information, as applicable (the “Data File”), that the Seller, on behalf of the Depositor, indicated contains information relating to the Initial Timeshare Loans as of the Initial Cut-Off Date and

iii.

Labeled “Records_Request_03.07.2022—Loan with Contract Numbers FINAL.xlsx” and the corresponding record layout and decode information, as applicable (the “Loan ID and Borrower Information File”) that the Seller, on behalf of the Depositor, indicated contains certain information relating to the Sample Timeshare Loans (as defined in Attachment A),

b.	Imaged copies of:

i.	The promissory note, purchase agreement, purchase and security agreement, purchase proposal, truth in lending disclosure and/or other related documents (collectively and as applicable, the “Note”),

ii.	Certain printed screen shots and payment histories from the Seller’s servicing system (the “System Screen Shots”) and

iii.

The credit report, credit score document and/or other related documents, as applicable (the “Credit Report,” together with the Loan ID and Borrower Information File, Note and System Screen Shots, the “Sources”)

that the Seller, on behalf of the Depositor, indicated relate to each Sample Timeshare Loan, as applicable,

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Data File, which is shown on Exhibit 1 to Attachment A, and

d.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Preliminary Data File, Data File, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Preliminary Data File, Sources or any other information provided to us by the Seller, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Initial Timeshare Loans or Timeshare Loans, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Seller, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Timeshare Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Timeshare Loans,

iii.	Whether the originator(s) of the Timeshare Loans complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Timeshare Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

28 March 2022

Attachment A

Procedures performed and our associated findings

1.

As instructed by the Seller, on behalf of the Depositor, we randomly selected a sample of 150 Initial Timeshare Loans from the Preliminary Data File (the “Sample Timeshare Loans”). For the purpose of this procedure, the Seller, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Timeshare Loans or the methodology they instructed us to use to select the Sample Timeshare Loans from the Preliminary Data File.

For the purpose of the procedures described in this report, the 150 Sample Timeshare Loans are referred to as Sample Timeshare Loan Numbers 1 through 150.

2.

For each Initial Timeshare Loan on the Preliminary Data File and Data File, we compared the contract number (the “Contract Number”), as shown on the Preliminary Data File, to the corresponding Contract Number, as shown on the Data File, and noted that:

a.	All of the Initial Timeshare Loans (including the Sample Timeshare Loans) were included on both the Preliminary Data File and Data File and

b.	No other timeshare loans were included on the Preliminary Data File or Data File.

3.

For each Sample Timeshare Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Sources, subject to the instructions, assumptions and methodologies provided to us by the Seller, on behalf of the Depositor, described in the note(s) to Exhibit 1 to Attachment A. The Source(s) that we were instructed by the Seller, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was found to be in agreement.

Exhibit 1 to Attachment A Page 1 of 4

Sample Characteristics and Sources

Sample Characteristic	Data File Field Name	Source(s)	Note(s)

Loan ID	Contract Number	Loan ID and Borrower Information File and Note	i.

Borrower state	State	Note	ii.

Collection	Collection Group	Note	ii., iii.

Sales price	PurchasePrice	Loan ID and Borrower Information File, Note and recalculation, as applicable	ii., iv.

Equity transferred	Equity	Loan ID and Borrower Information File, Note and recalculation, as applicable	ii., iv.

Wrap payment	WrapPayDown	Loan ID and Borrower Information File, System Screen Shots and recalculation, as applicable	v.

Original term	Original Term	Note	ii.

Date of sale	Contract Date	Note	ii.

Cash down payment	DownPayment	Loan ID and Borrower Information File, Note and recalculation, as applicable	ii., iv.

Original balance	Original Loan Amount	Note	ii.

Interest rate	Interest Rate	Note or System Screen Shots	ii., vi.

Maturity date	Original Maturity Date	Note and recalculation, as applicable	ii., vii.

Principal & interest payment	Payment Amount	Note or System Screen Shots	ii., vi.

Next payment date	Next Payment Due Date	System Screen Shots

Current balance	Current Balance	System Screen Shots

Original credit score (high)	Higher_FICO	Credit Report	viii.

Exhibit 1 to Attachment A Page 2 of 4

Notes:

i.	For identification purposes only.

ii.

For the purpose of comparing the indicated Sample Characteristics for each Sample Timeshare Loan for which the Seller, on behalf of the Depositor, provided us with more than one Note, the Seller, on behalf of the Depositor, instructed us to note agreement if the value on the Data File agreed with the corresponding information on at least one of the Notes. We performed no procedures to reconcile any differences that may exist between the Notes for the indicated Sample Characteristics.

iii.

For the purpose of comparing the collection Sample Characteristic for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us to note agreement if the collection value, as shown on the Data File, agreed with the collection membership type, as shown on the Note, in accordance with the decode table shown below, as applicable (and in accordance with any other applicable note(s)):

Data File Value	Note Value
Diamond Resorts U. S. Collection	U.S. Collection
Diamond Resorts U. S. Collection	U.S. Collection 7.5K Getaway – Odd
Diamond Resorts U. S. Collection	U. S. Collection Getaway – Even
Diamond Resorts U. S. Collection	U.S. Collection 7.5K Getaway – Even
Diamond Resorts U. S. Collection	U.S. Collection Getaway – Even
Diamond Resorts U. S. Collection	U.S. Collection Leisure Membership—Leisure Odd
Diamond Resorts U. S. Collection	U. S. Collection Getaway – Odd
Diamond Resorts U. S. Collection	U. S. Collection 7.5K Getaway – Odd
Diamond Resorts U. S. Collection	U.S. Collection Introduction Points
Diamond Resorts U. S. Collection	Diamond Resorts U. S. Collection 7.5K Getaway—Odd
Diamond Resorts Hawaii Collection	Hawaii Collection Leisure Membership—Leisure Odd
Diamond Resorts Hawaii Collection	Hawaii Collection

iv.	For the purpose of comparing the indicated Sample Characteristics for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us to:

a.	Use the Loan ID and Borrower Information File to identify any previously originated loans of the borrower corresponding to each Sample Timeshare Loan (the “Prior Loans”), as applicable, and

b.	Sum the indicated Sample Characteristic amounts for each Sample Timeshare Loan and Prior Loan, as applicable, all as shown in the Note (and in accordance with any other applicable note(s)).

Exhibit 1 to Attachment A Page 3 of 4

Notes: (continued)

v.	The Seller, on behalf of the Depositor, instructed us not to compare the wrap payment Sample Characteristic for any Sample Timeshare Loan with a value of zero, as shown on the Data File.

For the purpose of comparing the wrap payment Sample Characteristic for each Sample Timeshare Loan with a value greater than zero, as shown on the Data File (except for Sample Timeshare Loan Number 37), the Seller, on behalf of the Depositor, instructed us to:

a.

Subtract the upgrade/wrap write off principal amount from the total principal amount, both as shown in the System Screen Shots, for each Prior Loan only, subject to the additional instruction(s) provided by the Seller, on behalf of the Depositor, described in the succeeding paragraph(s) of this note, and

b.	Sum the resulting amounts from a. for each Prior Loan relating to the same Sample Timeshare Loan, as applicable.

The Seller, on behalf of the Depositor, instructed us to use the total principal amount, as shown in the System Screen Shots, if there was no upgrade/wrap write off principal amount shown in the System Screen Shots for any Prior Loan.

For the purpose of comparing the wrap payment Sample Characteristic for Sample Timeshare Loan Number 37, the Seller, on behalf of the Depositor, instructed us to:

a.

Subtract the upgrade/wrap write off principal amount from the total principal amount, both as shown in the System Screen Shots, for each Prior Loan relating to Sample Timeshare Loan 37, subject to the additional instruction(s) provided by the Seller, on behalf of the Depositor, described in the succeeding paragraph(s) of this note,

b.	Sum the resulting amounts in a. and

c.	Add the previously reversed amounts of $481.75 and $145.30, both as shown in the System Screen Shots, to the result of b.

The Seller, on behalf of the Depositor, instructed us to use the total principal amount, as shown in the System Screen Shots, if there was no upgrade/wrap write off principal amount shown in the System Screen Shots for any Prior Loan.

vi.

For the purpose of comparing the indicated Sample Characteristics for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us to note agreement if the value on the Data File agreed with the corresponding information on at least one of the indicated Sources (and in accordance with any other applicable note(s)). We performed no procedures to reconcile any differences that may exist between the various Sources for the indicated Sample Characteristics.

Exhibit 1 to Attachment A Page 4 of 4

Notes: (continued)

vii.

For the purpose of comparing the maturity date Sample Characteristic for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us to use the Note as the Source (and in accordance with any other applicable note(s)). If the maturity date was not specifically stated in the Note, the Seller, on behalf of the Depositor, instructed us to recalculate the maturity date by:

a.	Subtracting one month from the original term, as shown in the Note (and in accordance with any other applicable note(s)), and

b.	Adding the number of months represented by the result of a. to the first payment date, as shown in the Data File.

viii.

The Seller, on behalf of the Depositor, instructed us not to compare the original credit score (high) Sample Characteristic for any Sample Timeshare Loan with an original credit score (high) value of “NULL,” as shown on the Data File.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Seller, on behalf of the Depositor, described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Difference

Sample Timeshare Loan Number	Sample Characteristic	Data File Value	Source Document Value
143	Original credit score (high)	679	682